American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
Unaudited

	March 31
Assets	2019	2018

Cash and due from banks	$28,912	$18,772
Interest-bearing deposits in other banks	41,949	57,881

Equity securities, at fair value	2,069	2,320
Securities available for sale, at fair value	324,289	310,348
Restricted stock, at cost	5,299	5,221
Loans held for sale	1,252	1,792

Loans	1,360,063	1,321,221
Less allowance for loan losses	(12,806)	(13,575)
Net Loans	1,347,257	1,307,646

Premises and equipment, net	30,900	25,759
Other real estate owned, net	646	1,716
Goodwill	43,872	43,872
Core deposit intangibles, net	871	1,114
Bank owned life insurance	19,047	18,566
Accrued interest receivable and other assets	22,041	22,567

Total assets	$1,868,404	$1,817,574

Liabilities
Demand deposits -- noninterest-bearing	$400,225	$381,247
Demand deposits -- interest-bearing	233,973	222,356
Money market deposits	409,290	314,495
Savings deposits	134,171	126,774
Time deposits	381,592	371,232
Total deposits	1,559,251	1,416,104

Customer repurchase agreements	10,466	47,776
Long-term borrowings	—	9,985
Junior subordinated debt	27,851	27,749
Accrued interest payable and other liabilities	10,166	9,950
Total liabilities	1,607,734	1,511,564

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,756,569 shares outstanding at March 31, 2019 and
8,675,033 shares outstanding at March 31, 2018	8,705	8,621
Capital in excess of par value	78,738	76,525
Retained earnings	145,351	131,299
Accumulated other comprehensive loss, net	(3,321)	(6,605)
Total shareholders' equity	229,473	209,840

Total liabilities and shareholders' equity	$1,868,404	$1,817,574

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)
Unaudited

	Three Months Ended
	March 31
	2019	2018
Interest and Dividend Income:
Interest and fees on loans	$15,638	$14,657
Interest and dividends on securities:
Taxable	1,821	1,324
Tax-exempt	287	419
Dividends	84	80
Other interest income	266	188
Total interest and dividend income	18,096	16,668

Interest Expense:
Interest on deposits	2,472	1,825
Interest on short-term borrowings	172	10
Interest on junior subordinated debt	384	290
Total interest expense	3,028	2,125

Net Interest Income	15,068	14,543
Provision for (recovery of) loan losses	16	(44)

Net Interest Income After Provision
for (Recovery of) Loan Losses	15,052	14,587

Noninterest Income:
Trust fees	914	929
Service charges on deposit accounts	594	612
Other fees and commissions	708	642
Mortgage banking income	406	450
Securities gains, net	323	121
Brokerage fees	147	222
Income from Small Business Investment Companies	168	155
Other	191	202
Total noninterest income	3,451	3,333

Noninterest Expense:
Salaries	4,664	4,997
Employee benefits	1,230	1,175
Occupancy and equipment	1,084	1,128
FDIC assessment	125	146
Bank franchise tax	290	281
Core deposit intangible amortization	55	77
Data processing	532	422
Software	324	305
Other real estate owned, net	13	30
Merger related expenses	451	—
Other	2,161	2,141
Total noninterest expense	10,929	10,702

Income Before Income Taxes	7,574	7,218
Income Taxes	1,571	1,406
Net Income	$6,003	$5,812

Net Income Per Common Share:
Basic	$0.69	$0.67
Diluted	$0.69	$0.67
Weighted Average Common Shares Outstanding:
Basic	8,745,174	8,669,728
Diluted	8,745,723	8,687,351

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	1st Qtr	4th Qtr	1st Qtr
	2019	2018	2018
EARNINGS
Interest income	$18,096	$17,891	$16,668
Interest expense	3,028	2,879	2,125
Net interest income	15,068	15,012	14,543
Provision for (recovery of) loan losses	16	(6)	(44)
Noninterest income	3,451	2,998	3,333
Noninterest expense	10,929	11,638	10,702
Income taxes	1,571	1,376	1,406
Net income	6,003	5,002	5,812

PER COMMON SHARE
Income per share - basic	$0.69	$0.57	$0.67
Income per share - diluted	0.69	0.57	0.67
Cash dividends paid	0.25	0.25	0.25
Book value per share	26.21	25.52	24.19
Book value per share - tangible (a)	21.10	20.38	19.00
Closing market price	34.92	29.31	37.60

FINANCIAL RATIOS
Return on average assets	1.29%	1.08%	1.28%
Return on average equity	10.69	9.16	11.10
Return on average tangible equity (a)	13.44	11.63	14.29
Average equity to average assets	12.06	11.78	11.52
Tangible equity to tangible assets (a)	10.13	9.78	9.30
Net interest margin, taxable equivalent	3.50	3.48	3.46
Efficiency ratio (a)	56.95	58.15	59.36
Effective tax rate	20.74	21.57	19.48

PERIOD-END BALANCES
Securities	$331,657	$339,730	$317,889
Loans held for sale	1,252	640	1,792
Loans, net of unearned income	1,360,063	1,357,476	1,321,221
Goodwill and other intangibles	44,743	44,798	44,986
Assets	1,868,404	1,862,866	1,817,574
Assets - tangible (a)	1,823,661	1,818,068	1,772,588
Deposits	1,559,790	1,566,227	1,559,251
Customer repurchase agreements	35,945	35,243	10,466
Long-term borrowings	32,191	27,927	27,851
Shareholders' equity	229,473	222,542	209,840
Shareholders' equity - tangible (a)	184,730	177,744	164,854

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	1st Qtr	4th Qtr	1st Qtr
	2019	2018	2018
AVERAGE BALANCES
Securities (b)	$343,834	$332,230	$312,783
Loans held for sale	1,830	1,201	2,037
Loans, net of unearned income	1,352,521	1,335,469	1,338,058
Interest-earning assets	1,736,887	1,736,453	1,698,451
Goodwill and other intangibles	44,778	44,831	45,031
Assets	1,863,212	1,854,492	1,818,429
Assets - tangible (a)	1,818,434	1,809,661	1,773,398
Interest-bearing deposits	1,131,604	1,116,911	1,157,122
Deposits	1,551,413	1,558,864	1,557,149
Customer repurchase agreements	42,705	37,905	12,247
Other short-term borrowings	61	—	2,183
Long-term borrowings	32,197	27,914	27,836
Shareholders' equity	224,677	218,430	209,433
Shareholders' equity - tangible (a)	179,899	173,599	164,402

CAPITAL
Weighted average shares outstanding - basic	8,745,174	8,717,572	8,669,728
Weighted average shares outstanding - diluted	8,745,723	8,723,388	8,687,351

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,805	$13,588	$13,603
Provision for (recovery of) loan losses	16	(6)	(44)
Charge-offs	(69)	(818)	(44)
Recoveries	54	41	60
Ending balance	$12,806	$12,805	$13,575

LOANS
Construction and land development	$93,759	$97,240	$93,031
Commercial real estate	659,133	655,800	624,164
Residential real estate	212,665	209,438	207,256
Home equity	99,979	103,933	108,024
Commercial and industrial	289,301	285,972	284,257
Consumer	5,226	5,093	4,489
Total	$1,360,063	$1,357,476	$1,321,221

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$197	$72	$273
Nonaccrual	1,111	1,090	1,598
Other real estate owned	646	869	1,716
Nonperforming assets	$1,954	$2,031	$3,587

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	1st Qtr	4th Qtr	1st Qtr
	2019	2018	2018
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	0.94%	0.94%	1.03%
Allowance for loan losses to nonperforming loans	979.05	1,101.98	725.55
Nonperforming assets to total assets	0.10	0.11	0.20
Nonperforming loans to total loans	0.10	0.09	0.14
Annualized net charge-offs (recoveries) to average loans	0.00	0.23	0.00

OTHER DATA
Fiduciary assets at period-end (c) (d)	$533,063	$494,034	$509,668
Retail brokerage assets at period-end (c) (d)	$303,045	$274,552	$316,064
Number full-time equivalent employees (e)	299	305	326
Number of full service offices	24	24	26
Number of loan production offices	—	2	2
Number of ATM's	33	33	34

Notes:

(a) - This financial measure is not calculated in accordance with GAAP. For a reconciliation of non-GAAP financial measures, see "Reconciliation of Non-GAAP Financial Measures" at the end of this release.
(b) - Average does not include unrealized gains and losses.
(c) - Market value.
(d) - Assets are not owned by American National and are not reflected in the consolidated balance sheet.
(e) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended March 31, 2019 and 2018
	(Dollars in thousands)
	Unaudited
			Interest
	Average Balance		Income/Expense		Yield/Rate

	2019	2018	2019	2018	2019	2018
Loans:
Commercial	$265,578	$258,552	$2,891	$2,444	4.41%	3.83%
Real estate	1,083,800	1,077,243	12,716	12,189	4.69	4.53
Consumer	4,973	4,300	75	76	6.12	7.17
Total loans	1,354,351	1,340,095	15,682	14,709	4.64	4.40

Securities:
Federal agencies & GSEs	139,465	103,199	850	517	2.44	2.00
Mortgage-backed & CMOs	111,701	108,826	693	600	2.48	2.21
State and municipal	78,597	86,336	538	634	2.74	2.94
Other	14,071	14,422	178	175	5.06	4.85
Total securities	343,834	312,783	2,259	1,926	2.63	2.46

Deposits in other banks	38,702	45,573	266	188	2.79	1.67

Total interest-earning assets	1,736,887	1,698,451	18,207	16,823	4.20	3.97

Non-earning assets	126,325	119,978

Total assets	$1,863,212	$1,818,429

Deposits:
Demand	$238,430	$232,383	14	11	0.02	0.02
Money market	395,704	410,171	1,153	783	1.18	0.77
Savings	134,060	130,708	10	9	0.03	0.03
Time	363,410	383,860	1,295	1,022	1.45	1.08
Total deposits	1,131,604	1,157,122	2,472	1,825	0.89	0.64

Customer repurchase agreements	42,705	12,247	171	1	1.62	0.03
Other short-term borrowings	61	2,183	1	9	6.56	1.65
Long-term borrowings	27,937	27,836	384	290	5.50	4.17
Total interest-bearing
liabilities	1,202,307	1,199,388	3,028	2,125	1.02	0.72

Noninterest bearing demand deposits	419,809	400,027
Other liabilities	16,419	9,581
Shareholders' equity	224,677	209,433
Total liabilities and
shareholders' equity	$1,863,212	$1,818,429

Interest rate spread					3.18%	3.25%
Net interest margin					3.5%	3.46%

Net interest income (taxable equivalent basis)			15,179	14,698
Less: Taxable equivalent adjustment (a)			111	155
Net interest income			$15,068	$14,543

American National Bankshares Inc.
Reconciliation of Non-GAAP Financial Measures
Unaudited

(Dollars in thousands, except per share data)
	1st Qtr	4th Qtr	1st Qtr
	2019	2018	2018
EFFICIENCY RATIO
Noninterest expense	$10,929	$11,638	$10,702
Add/subtract: loss/(gain) on sale of OREO	2	(11)	5
Subtract: core deposit intangible amortization	(55)	(55)	(77)
Subtract: merger related expense	(451)	(872)	—
	$10,425	$10,700	$10,630

Net interest income	$15,068	$15,012	$14,543
Tax equivalent adjustment	111	114	155
Noninterest income	3,451	2,998	3,333
Add/subtract: (gain)/loss on securities	(323)	270	(121)
Add/subtract: (gain)/loss on fixed assets	—	6	(3)
	$18,307	$18,400	$17,907

Efficiency ratio	56.95%	58.15%	59.36%

TAX EQUIVALENT NET INTEREST INCOME
Non-GAAP measures:
Interest income - loans	$15,682	$15,525	$14,709
Interest income - investments and other	2,525	2,480	2,114
Interest expense - deposits	(2,472)	(2,340)	(1,825)
Interest expense - customer repurchase agreements	(171)	(145)	(1)
Interest expense - other short-term borrowings	(1)	—	(9)
Interest expense - long-term borrowings	(384)	(394)	(290)
Total net interest income	$15,179	$15,126	$14,698
Less non-GAAP measures:
Tax benefit on nontaxable interest - loans	(44)	(44)	(52)
Tax benefit on nontaxable interest - securities	(67)	(70)	(103)
GAAP measures	$15,068	$15,012	$14,543

RETURN ON AVERAGE TANGIBLE EQUITY
Return on average equity (GAAP basis)	10.69%	9.16%	11.10%
Impact of excluding average goodwill and other intangibles	2.75	2.47	3.19
Return on average tangible equity (non-GAAP)	13.44%	11.63%	14.29%

TANGIBLE EQUITY TO TANGIBLE ASSETS
Equity to assets ratio (GAAP basis)	12.28%	11.95%	11.55%
Impact of excluding goodwill and other intangibles	2.15	2.17	2.25
Tangible equity to tangible assets ratio (non-GAAP)	10.13%	9.78%	9.30%

TANGIBLE BOOK VALUE
Book value per share (GAAP basis)	$26.21	$25.52	$24.19
Impact of excluding goodwill and other intangibles	5.11	5.14	5.19
Tangible book value per share (non-GAAP)	$21.10	$20.38	$19.00